UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the Securities Exchange Commission, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

On October 1, 2012, Radisys Corporation (the “Company” or “Radisys”) issued a press release announcing preliminary financial results for the fiscal quarter ended September 30, 2012. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2012, Mr. Michel Dagenais left the Company as Chief Executive Officer and resigned as a member of the Board of Directors of the Company (the “Board”) to pursue other opportunities.

On October 1, 2012, the Board appointed Mr. Brian Bronson as the Chief Executive Officer and President of the Company in replacement of Mr. Dagenais and appointed him to the Board to fill the vacant seat. His term will expire at the next annual meeting of the Company’s stockholders.

Mr. Bronson, 41, joined the Company in 1999 and has been an officer since 2000, was named as Chief Financial Officer in November 2006 and as President in July 2011.

Mr. Bronson has no family relationships with any other officer or director of the Company.

In connection with his appointment as Chief Executive Officer and President, the Compensation Committee approved an increase in Mr. Bronson’s annual base salary to $445,000 and variable incentive target compensation to $445,000, for a total annual target cash amount of $890,000. The Compensation Committee also approved a special incentive cash compensation target of $500,000 payable upon attainment of certain performance targets. In addition, the Compensation Committee approved grants to Mr. Bronson under the 2007 Stock Plan, effective October 2, 2012, of (i) 24,575 non-qualified stock options with an exercise price equal to the fair market value of the Company’s common stock at the close of trading on the date of grant, a term of seven years with one-third vesting on the first anniversary of the date of grant and the remainder vesting monthly in installments of 1/36 per month, (ii) 10,675 restricted stock units (“RSUs”) vesting in equal, annual installments over a period of three years with the first installment vesting on the first anniversary of the date of grant, (iii) additional performance-based RSUs for a target of 19,000 shares (4,750 shares threshold and 22,165 shares maximum) with the same terms and conditions previously disclosed with respect to the Overlay RSUs in the Company’s Current Report on Form 8-K filed September 10, 2012 and (iv) 241,000 non-qualified stock options with an exercise price equal to the fair market value of the Company’s common stock at the close of trading on the date of grant, a term of seven years and vesting in equal, annual installments over a period of three years with the first installment vesting on the first anniversary of the date of grant. The Compensation Committee agreed to grant Mr. Bronson 309,000 additional non-qualified stock options in January 2013 with an exercise price equal to the fair market value of the Company’s common stock at the close of trading on the date of grant, a term of seven years and vesting in equal, annual installments over a period of three years with the first installment vesting on the first anniversary of the date of grant. The Compensation Committee also approved a grant to Mr. Bronson, effective October 2, 2012, under the Company’s Long-Term Incentive Plan (“LTIP”) of performance-based RSUs for a target of 75,000 shares (19,688 shares threshold and 187,500 shares maximum) with the same terms and conditions previously disclosed with respect to LTIP RSUs in the Company’s Current Report on Form 8-K filed September 10, 2012.

In connection with his promotion to be the Chief Executive Officer and President of the Company, the Compensation Committee also approved an amended and restated executive severance agreement and an amended and restated executive change of control agreement for Mr. Bronson.

Under the amended and restated executive severance agreement, if Mr. Bronson’s employment with the Company is terminated other than for cause, death or disability, or if he terminates his employment with the Company for good reason, subject to his signing a release of claims, he will be entitled to (i) a payment of 24 months base pay at the rate in effect immediately prior to the date of termination, (ii) up to 12 months of continued coverage pursuant to COBRA, (iii) stock-based incentive compensation plan payout under the LTIP pursuant to the terms of and within the periods specified in the LTIP and stock-based incentive compensation plan payout under each other stock-based incentive compensation plan maintained by the Company pursuant to the terms of and within the periods specified in each such other stock-based incentive compensation plan that may then be applicable, (iv) partial cash-based incentive compensation plan payout, if any, and (v) executive outplacement services.

The amended and restated executive change of control agreement provides that if the Company terminates Mr. Bronson’s employment (other than for cause, death or disability) or if he terminates his employment with the Company for good reason within 12 months following a change of control of the Company or within three (3) months preceding a change of control, subject to his signing a release of claims and less any amounts previously paid under his amended and restated executive severance agreement, Mr. Bronson will be entitled to receive severance pay in a cash amount equal to 24 months of his annual base pay at the highest annual rate in effect at any time within the 12-month period preceding the date of termination. Upon such termination, and in addition to severance pay, he will also be entitled to receive COBRA benefits for 12 months, partial cash-based incentive compensation plan payout, if any, executive outplacement services, and all stock options, restricted stock units and other similar awards granted to Mr. Bronson shall be immediately exercisable in full, or vested, as applicable, in accordance with the applicable provisions of the relevant award agreement and the plan.

On October 1, 2012, the Board appointed Mr. Allen Muhich, currently the Company’s Vice President of Finance, to serve as Interim Chief Financial Officer, Vice President of Finance and Secretary of the Company (principal financial officer and principal accounting officer).

Mr. Muhich, 45, joined the Company in 2011 as Vice President of Finance. Prior to his being named as our Vice President of Finance, Mr. Muhich was employed by Merix Corporation, serving as Vice President of Finance in 2007, and as Vice President and Corporate Controller from 2008 to 2010, where he was responsible for Global Finance, Accounting and Investor Relations. Mr. Muhich has also held financial management positions at Tripwire, Danaher Corporation, Xerox Corporation, and Tektronix, Inc. Mr. Muhich has over 20 years of public company experience in finance and accounting functions focused on manufacturing, growth and technology businesses. Mr. Muhich holds a B.A. degree in Accounting from Western Washington University.

Mr. Muhich has no family relationships with any other officer or director of the Company.

In connection with his promotion to be the Interim Chief Financial Officer, Vice President of Finance and Secretary of the Company, the Compensation Committee approved an increase in Mr. Muhich’s annual base salary to $245,000 and variable incentive target compensation to $110,250, for a total annual target cash amount of $355,250. The Compensation Committee also approved a special incentive cash compensation target of $80,000 payable upon attainment of certain performance targets. In addition, the Compensation Committee approved grants to Mr. Muhich under the 2007 Stock Plan, effective October 2, 2012, of (i) 6,468 non-qualified stock options with an exercise price equal to the fair market value of the Company’s common stock at the close of trading on the date of grant, a term of seven years with one-third vesting on the first anniversary of the date of grant and the remainder vesting monthly in installments of 1/36 per month, (ii) 2,772 RSUs vesting in equal, annual installments over a period of three years with the first installment vesting on the first anniversary of the date of grant and (iii) additional performance-based RSUs for a target of 8,000 shares (2,000 shares threshold and 9,333 shares maximum) with the same terms and conditions previously disclosed with respect to the Overlay RSUs in the Company’s Current Report on Form 8-K filed September 10, 2012. The Compensation Committee also approved a grant to Mr. Muhich, effective October 2, 2012, under the LTIP of performance-based RSUs for a target of 12,000 shares (3,150 shares threshold and 30,000 shares maximum) with the same terms and conditions previously disclosed with respect to LTIP RSUs in the Company’s Current Report on Form 8-K filed September 10, 2012.

In connection with his promotion to be the Interim Chief Financial Officer, Vice President of Finance and Secretary of the Company, the Compensation Committee also approved an executive severance agreement and an executive change of control agreement for Mr. Muhich.

Under the executive severance agreement, if Mr. Muhich’s employment with the Company is terminated other than for cause, death or disability, or if he terminates his employment with the Company for good reason, subject to his signing a release of claims, he will be entitled to (i) a payment of six (6) months base pay at the rate in effect immediately prior to the date of termination, (ii) up to six (6) months of continued coverage pursuant to COBRA, (iii) stock-based incentive compensation plan payout under the LTIP pursuant to the terms of and within the periods specified in the LTIP and stock-based incentive compensation plan payout under each other stock-based incentive compensation plan maintained by the Company pursuant to the terms of and within the periods specified in each such other stock-based incentive compensation plan that may then be applicable and (iv) partial cash-based incentive compensation plan payout, if any.

The executive change of control agreement provides that if the Company terminates Mr. Muhich’s employment (other than for cause, death or disability) or if he terminates his employment with the Company for good reason within 12 months following a change of control of the Company or within three (3) months preceding a change of control, subject to his signing a release of claims and less any amounts previously paid under his executive severance agreement, Mr. Muhich will be entitled to receive severance pay in a cash amount equal to nine (9) months of his annual base pay at the highest annual rate in effect at any time within the 12-month period preceding the date of termination. Upon such termination, and in addition to severance pay, he will also be entitled to receive (i) COBRA benefits for nine (9) months, (ii) stock-based incentive compensation plan payout under the LTIP pursuant to the terms of and within the periods specified in the LTIP and stock-based incentive compensation plan payout under each other stock-based incentive compensation plan maintained by the Company pursuant to the terms of and within the periods specified in each such other stock-based incentive compensation plan that may then be applicable and (iii) partial cash-based incentive compensation plan payout, if any.

The foregoing descriptions of the awards under the 2007 Stock Plan, the LTIP, the amended and restated executive severance agreement with Mr. Bronson, the amended and restated executive change of control agreement with Mr. Bronson, the executive severance agreement with Mr. Muhich and the executive change of control agreement with Mr. Muhich do not purport to be complete and are qualified in their entirety by reference to the 2007 Stock Plan and the award agreements thereunder, the LTIP and the award agreements thereunder, the amended and restated executive severance agreement with Mr. Bronson, the amended and restated executive change of control agreement with Mr. Bronson, the executive severance agreement with Mr. Muhich and the executive change of control agreement with Mr. Muhich, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description
10.1	Amended and Restated Executive Severance Agreement dated October 1, 2012 between Radisys Corporation and Brian Bronson.
10.2	Amended and Restated Executive Change of Control Agreement dated October 1, 2012 between Radisys Corporation and Brian Bronson.
10.3	Executive Severance Agreement dated October 1, 2012 between Radisys Corporation and Allen Muhich.
10.4	Executive Change of Control Agreement dated October 1, 2012 between Radisys Corporation and Allen Muhich.
99.1	Press Release, dated October 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION

Dated: October 2, 2012	By:	/s/ Allen Muhich
Allen Muhich
Interim Chief Financial Officer, Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Amended and Restated Executive Severance Agreement dated October 1, 2012 between Radisys Corporation and Brian Bronson.
10.2	Amended and Restated Executive Change of Control Agreement dated October 1, 2012 between Radisys Corporation and Brian Bronson.
10.3	Executive Severance Agreement dated October 1, 2012 between Radisys Corporation and Allen Muhich.
10.4	Executive Change of Control Agreement dated October 1, 2012 between Radisys Corporation and Allen Muhich.
99.1	Press Release, dated October 1, 2012.